Acquisition - Summary of Preliminary Purchase Price Allocation (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Mar. 31, 2016
Fair value of assets acquired and liabilities assumed:
Goodwill	$ 5,370	$ 254
iSheriff [Member]
Fair value of assets acquired and liabilities assumed:
Prepaid expenses	65
Accounts receivable	237
Intangible assets	1,654
Goodwill	5,151
Total assets acquired	7,107
Deferred revenue	(805)
Accrued liabilities	(128)
Total fair value of assets acquired and liabilities assumed	$ 6,174